Exhibit 99.1

Ginkgo and Bayer Sign Definitive Agreement to Build Agricultural Biologicals R&D Platform Capabilities

Ginkgo to acquire Bayer’s 175,000-square-foot Biologics R&D center and enter into a new multi-year platform collaboration with Bayer to advance several agricultural biological programs

BOSTON, MA, July 25, 2022–Ginkgo Bioworks (NYSE: DNA), the leading horizontal platform for cell programming, today announced the signing of a definitive agreement for the previously announced transaction with Bayer to expand Ginkgo’s platform capabilities in agricultural biologicals. These capabilities will be built pursuant to a transaction in which Ginkgo will acquire Bayer’s 175,000-square-foot West Sacramento Biologics Research & Development site, team, and internal discovery and lead optimization platform for approximately $83.0 million in consideration. The proposed transaction is projected to close in the fourth quarter of 2022, subject to regulatory approvals and customary closing conditions. Ginkgo will also integrate the R&D platform assets from Joyn Bio, a joint-venture between Ginkgo and Leaps by Bayer formed in 2017.

While chemical and plant trait products are currently the dominant offerings on the market to improve crop performance, agricultural biologicals are a rapidly growing category of solutions that have the potential to offer tremendous sustainability and performance benefits. Bayer will be the first major partner of Ginkgo’s expanded agricultural biologicals platform, entering into a new collaboration focused on the advancement of Joyn’s marquee nitrogen fixation program, as well as new programs in areas such as crop protection and carbon sequestration.

As part of a three-year strategic partnership, Ginkgo will provide research services to Bayer in the field of agricultural biologicals with the potential to earn downstream value in the form of royalties on net sales from products developed under the partnership. As previously disclosed, it is expected that the cash proceeds from this collaboration with Bayer will significantly offset the operating expenses acquired through the transaction. In addition to this collaboration with Bayer, Ginkgo expects to engage with other customers in supporting the development of their agricultural biological programs.

“To ensure sustainable food security for an ever growing population, we need to invest in biological solutions,” said Jason Kelly, CEO and co-founder of Ginkgo Bioworks. “By acquiring one of the premier R&D sites for agricultural biologicals worldwide and partnering with the best-in-class teams at Bayer and Joyn, we are demonstrating our commitment to developing breakthrough products for growers around the world. We are excited to be able to make this platform accessible to innovative companies and teams who may otherwise not have the resources or expertise to develop these capabilities in house.”

“Through this strategic research partnership with Ginkgo and by tapping into the open innovation ecosystem, Bayer is accelerating innovation in our biologicals pipeline and continuing to lead in the development of effective and reliable solutions,” said Bob Reiter, Head of R&D for Bayer’s Crop Science Division. “Agricultural biologicals have the potential to boost crop yields while simultaneously offering environmental benefits to growers, and Ginkgo’s technologies will help to deliver on biologicals’ potential.”

About Ginkgo Bioworks

Ginkgo is building a platform to enable customers to program cells as easily as we can program computers. The company’s platform is enabling biotechnology applications across diverse markets, from food and agriculture to industrial chemicals to pharmaceuticals. Ginkgo has also actively supported a number of COVID-19 response efforts, including K-12 pooled testing, vaccine manufacturing optimization and therapeutics discovery. For more information, visit www.ginkgobioworks.com.

Forward-Looking Statements of Ginkgo Bioworks

This press release contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding Ginkgo’s expectations regarding its ability to expand its platform capabilities in agricultural biologicals through the transaction, the expected timeline, potential outcomes and expected benefits of the transaction, Bayer’s role as Ginkgo’s first major partner in its expanded agricultural biologicals platform, the terms and scope of Ginkgo’s ongoing collaboration with Bayer and its expectations with respect to the collaboration, and Ginkgo’s expectations with respect to its ability to engage with other customers and partners through its agricultural biologicals platform. These forward-looking statements generally are identified by the words “believe,” “can,” “project,” “potential,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the effect of Ginkgo’s business combination with Soaring Eagle Acquisition Corp. (“Soaring Eagle”) on Ginkgo’s business relationships, performance, and business generally, (ii) risks that the business combination disrupts current plans of Ginkgo and potential difficulties in Ginkgo’s employee retention, (iii) the outcome of any legal proceedings that may be instituted against Ginkgo related to its business combination with Soaring Eagle, (iv) volatility in the price of Ginkgo’s securities now that it is a public company due to a variety of factors, including changes in the competitive and highly regulated industries in which Ginkgo operates and plans to operate, variations in performance across competitors, changes in laws and regulations affecting Ginkgo’s business and changes in the combined capital structure, (v) the ability to implement business plans, forecasts, and other expectations after the completion of the business combination, and identify and realize additional opportunities, (vi) the risk of downturns in demand for products using synthetic biology, (vii) the unpredictability of the duration of the COVID-19 pandemic and the demand for COVID-19 testing and the commercial viability of Ginkgo’s COVID-19 testing business, (viii) changes to the biosecurity industry, including due to advancements in technology, emerging competition and evolution in industry demands, standards and regulations; (ix) the risk that the proposed transaction may not be completed in a timely manner or at all; (x) the failure to satisfy any of the conditions to the consummation of the proposed transaction; (xi) the risk that any regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; (xii) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; (xiii) Ginkgo’s ability to effectively integrate Bayer’s existing Research & Development site, team and platform and its ability to integrate the R&D platform assets from Joyn Bio; (xiv) the risk that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers and suppliers) may be greater than expected, (xv) the assumption of unexpected risks and liabilities; and (xvi) the diversion of and attention of management on transaction-related issues. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Ginkgo’s quarterly report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 16, 2022 and other documents filed by Ginkgo from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Ginkgo assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Ginkgo does not give any assurance that it will achieve its expectations.

GINKGO BIOWORKS INVESTOR CONTACT:

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GINKGO BIOWORKS MEDIA CONTACT:

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